CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Exhibit 10.2

February 24, 2106

[***]
Kaken Pharmaceutical Co. Ltd.
[***]
[***]

Re: [***] from [***] to [***];
        Amendment of License, Development & Commercialization Agreement
dated March 31, 2015 (the "Agreement");
        Update of Development Plan

Dear [***]:

I thank you for your recent correspondence regarding the [***] and [***] studies associated with the [***].  We are delighted that we have identified a [***] which appears to improve upon the [***], and are excited to move forward with its development.

We note that our Agreement specifically contemplates that the parties will develop the product using the [***], as that was the [***] used by Brickell in the US at the Effective Date of the Agreement.  The Agreement also requires that the parties develop the product in accordance with the Development Plan and allocates [***] and [***] study costs by direct reference to the [***]. Accordingly, in [***] from [***] to the [***] (“[***]”), we believe it is appropriate to update the Development Plan and the Agreement to clarify that the parties' have determined to move forward with the [***] product.

In making this [***], Brickell is prepared to conduct the followings studies:

•[***],
•[***],
•[***],
•[***], and
•[***].

Additionally, we are also prepared take on [***] cost of the following studies:

•[***], and
•[***].

In addition, Brickell is willing to assume [***] development costs arising from the [***] by bearing [***] costs of the following study:

•[***].

Correspondingly, we ask that Kaken bear [***] costs of the following studies, as follows:

•[***],
•[***], and
•[***].

We offer the above proposal in order to move the development of the product forward expeditiously, and as a [***] costs associated with the mutually agreed to and beneficial, [***].

In addition, attached for your review and consideration is an updated Development Plan identifying the additional studies that are required in order to [***] the [***] to the [***], and the parties' relative responsibility for conducting those studies.  If this updated plan is acceptable, please consider it to be Brickell's proposal for approval [***] of the Agreement, and indicate your acceptance below.

Further, under [***] of the Agreement, Brickell proposes that:

•[***],
•Notwithstanding [***] of the Agreement,
(i)[***], and
(ii)[***], and
•Brickell shall invoice Kaken for the [***] Costs incurred by Brickell and allocated to Kaken above, and Kaken shall reimburse Brickell for such [***] Costs on a net-30 basis.

If these revisions to the Agreement are acceptable to Kaken, please indicate your agreement below.

We value the close working relationship between Brickell and Kaken and are delighted to have identified [***] the product for the benefit of both parties.  We believe the allocation of responsibilities and costs described above aligns the development of the [***] with the parties' original intent.  If you should have comments on the proposed revisions to the Development Plan or to the Agreement, please let me know.  I would be happy to arrange a discussion.

All the best,
Andy Sklawer /s/ Andy Sklawer

If the foregoing is acceptable to Kaken, please indicate Kaken's agreement by having this letter counter-signed below and returning a copy to me.

Agreed:

/s/ [***]
Name: [***]
Title: [***] Project Leader, Manager
Date: March 2, 2016

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